    Exhibit 10.1.4
                              AMENDMENT NO. 4
                              ---------------

     Reference is made to that certain Loan Agreement dated as of October 18, 1991, as amended to date (the "Loan Agreement") among The Vons Companies, Inc., the Banks therein named and Bank of America National Trust and Savings Association (as successor by merger to Security Pacific National Bank), as Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

                                   RECITALS
                                   --------

     A.     Section 6.9(e) of the Loan Agreement permits Borrower to incur
                    ------
Senior Medium Term Borrowings subject to (i) an absolute dollar limitation of $100,000,00 on the amount thereof which may be outstanding at any time and
(ii) approval by the Agent of the documentation evidencing such Senior Medium Term Borrowings.


     B. Bank of America National Trust and Savings Association has offered to provide, through a syndicate of banks, a $150,000,000 term credit facility to Borrower to mature on January 31, 1996 (the "Proposed Credit Facility"), which will constitute Senior Medium Term Borrowings and in which each of the Banks will have the opportunity to participate.


     C.     Borrower has requested that Section 6.9(e) of the Loan Agreement
                                                ------
be amended to permit the Proposed Credit Facility.

            Borrower, the Agent and the Banks hereby agree as follows:


     1.     Section 1.1.  Section 1.1 of the Loan Agreement is hereby amended
            -----------           ---
by striking the definition of "Reference Banks" therein contained and substituting the following in place thereof:

            "'Reference Banks' mean Bank of America National Trust and Savings Association and such other two Banks as may from time to time be acceptable to the Agent and Borrower."

     2.     Section 6.9(e).  Section 6.9(e) of the Loan Agreement is hereby
            --------------           ------
amended by striking the figures "$100,000,000" in clause (i) thereof and
                                                          -
substituting in their place the figures "$150,000,000."


     3.     Approval by Agent.  The parties hereto hereby stipulate that the
            -----------------
execution by Bank of America National Trust and Savings Association of the documentation evidencing the Proposed Credit Facility shall be considered approval thereof by the Agent for purposes of Section 6.9(e).
                                                      ------


     4.     Counterparts.  This Amendment may be executed in counterparts in
            ------------
accordance with Section 11.7 of the Loan Agreement.
                        ----


     5.     Confirmation.  In all other respects, the Loan Agreement is hereby
            ------------
confirmed.


                        THE VONS COMPANIES, INC.


                        By  /s/ V. L. Miller
                            ------------------------------------------------
                                Virginia L. Miller
                           Its Vice President and Treasurer
                               ---------------------------------------------
                           [Printed Name and Title]


                        BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as Agent


                        By  /s/ D. M. Terrance
                            ------------------------------------------------
                                David M. Terrance
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as a Bank

                        By  /s/ D. V. Arriola
                            ------------------------------------------------
                                Dennis V. Arriola
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By  /s/ Michele Shafroth
                            ------------------------------------------------
                            Its SVP
                                --------------------------------------------
                            [Printed Name and Title]

                        THE BANK OF NOVA SCOTIA,
                         as a Bank

                        By  /s/ Suzanne L. Baird
                                Suzanne L. Baird
                            ------------------------------------------------
                            Its Representative
                                --------------------------------------------
                            [Printed Name and Title]

                        CIBC, INC.,
                         as a Bank

                        By  /s/ Thomas Ludlow
                                Thomas Ludlow
                            ------------------------------------------------
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        CONTINENTAL BANK, N.A.,
                         as a Bank

                        By  /s/ Wyatt Ritchie
                            ------------------------------------------------
                            Its Wyatt Ritchie, Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        UNION BANK,
                         as a Bank

                        By  /s/ Ann M. Yasuda
                            ------------------------------------------------
                            Its Ann M. Yasuda, Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        CITICORP USA, INC.,
                         as a Bank

                        By  /s/ W. P. Stengel
                            ------------------------------------------------
                                W. P. Stengel
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        SOCIETE GENERALE,
                         as a Bank

                        By  /s/ Maureen Kelly
                            ------------------------------------------------
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank

                        By  /s/ L. Gene Beube
                            ------------------------------------------------
                                L. Gene Beube
                            Its Senior Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        ABN AMRO BANK, N.V., Los Angeles
                         International Branch,
                         as a Bank

                        By  /s/ John Miller             /s/ David J. Stassel
                            ------------------------------------------------
                                                            David J. Stassel
                            Its Vice President                Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        THE CHASE MANHATTAN BANK, N.A.,
                         as a Bank

                        By  /s/ Raymond G. Schuville
                            ------------------------------------------------
                                Raymond G. Schuville
                            Its Managing Director
                                --------------------------------------------
                            [Printed Name and Title]

                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By  /s/ Edwina G. Kew
                            ------------------------------------------------
                            Its Edwina G. Kew, Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        BANK OF HAWAII,
                         as a Bank

                        By  /s/ Cynthia L. Davis
                            ------------------------------------------------
                                Cynthia L. Davis
                            Its Vice President
                                --------------------------------------------
                            [Printed Name and Title]

                        THE TOKAI BANK, LTD.
                        LOS ANGELES AGENCY,
                         as a Bank

                        By  /s/ Hitoshi Ozawa
                            ------------------------------------------------
                                Hitoshi Ozawa
                            Its Asst. General Manager
                                --------------------------------------------
                            [Printed Name and Title]